UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04985
                                   ----------

                         TEMPLETON EMERGING MARKETS FUND
                     --------------------------------------
              (Exact name of registrant as specified in charter)


              500 EAST BROWARD BLVD., FORT LAUDERDALE, FL 33394-3091
            --------------------------------------------------------
               (Address of principal executive offices) (Zip code)


       MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -----------------------------------------------------------------
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: (954) 527-7500
                                                          --------------

Date of fiscal year end: 8/31
                         ----

Date of reporting period: 8/31/04
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS




                                                                 AUGUST 31, 2004

                                [GRAPHIC OMITTED]

                                  ANNUAL REPORT

                                  INTERNATIONAL

                                    TEMPLETON
                              EMERGING MARKETS FUND

                                 [LOGO OMITTED]
                            FRANKLIN(R) TEMPLETON(R)
                                  INVESTMENTS

                      Franklin o TEMPLETON o Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE

Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.

TRUE DIVERSIFICATION

Because our management groups work independently and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities. That's why our funds can be used to build truly diversified portfolios covering every major asset class.

RELIABILITY YOU CAN TRUST

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

[GRAPHIC OMITTED]

Not part of the annual report

                     Contents

ANNUAL REPORT

Templeton Emerging
Markets Fund .......................  1

Performance Summary ................  6

Important Notice to
Shareholders .......................  7

Financial Highlights and
Statement of Investments ...........  8

Financial Statements ............... 14

Notes to Financial
Statements ......................... 17

Report of Independent
Registered Public
Accounting Firm .................... 24

Tax Designation .................... 25

Annual Meeting of
Shareholders,
February 27, 2004 .................. 27

Dividend Reinvestment and
Cash Purchase Plan ................. 28

Board Members

and Officers ....................... 30

Shareholder Information ............ 37



Annual Report

TEMPLETON EMERGING MARKETS FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Emerging Markets Fund seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets in emerging country equity securities.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Geographic Distribution
Based on Total Net Assets as of 8/31/04
Asia ...........................................................  55.9%
Europe .........................................................  19.9%
Latin America ..................................................  11.8%
Middle East & Africa ...........................................  10.9%
Short-Term Investments &
Other Net Assets ...............................................   1.5%

Dear Shareholder:

We are pleased to bring you Templeton Emerging Markets Fund's annual report for the fiscal year ended August 31, 2004.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 9.

                                                               Annual Report | 1

PERFORMANCE OVERVIEW

For the 12 months ended August 31, 2004, Templeton Emerging Markets Fund delivered cumulative total returns of +22.62% based on market price and +26.27% based on net asset value. The Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index posted a 20.50% cumulative total return for the same period. 1 In line with our investment strategy, we are pleased with our relative long-term results, which you will find in the Performance Summary on page 6. For example, for the 10-year period ended August 31, 2004, the Fund delivered cumulative total returns of +42.23% based on market price and +57.97% based on net asset value, compared with the MSCI EM Index's -3.40% cumulative total return for the same period. 1 Please note that index performance information is provided for reference and that we do not attempt to track the index, but rather undertake investments on the basis of fundamental research.

ECONOMIC AND MARKET OVERVIEW

During the first half of the reporting period, emerging markets recorded strong performance, reflecting investors' optimism. However, concerns about a hard landing for China's economy, high oil prices and the possibility of rising U.S. interest rates adversely impacted investor confidence. Thus, despite the continuation of generally positive economic and political developments, many emerging markets lost some of their gains in the second half of the reporting period.

The accession of 10 countries into the European Union (EU) in May 2004 expanded the bloc to 25 countries and a cumulative population of 450 million people. Despite some short-term political instability in the Czech Republic, Hungary and Poland, most eastern European markets continued on an upward trend as many governments there implemented legislation in line with EU standards and experienced positive macroeconomic developments.

In an effort to ensure a soft economic landing, China's government implemented credit-tightening policies and imposed investment limitations targeted at sectors that have experienced what some consider over-investment, including steel, property, cement and aluminum. During the past few months, signs of a gradual cooldown became evident. As a result of their proximity to China, other Asian markets were affected to a greater extent than their emerging markets counterparts, and with China a major export destination for most Asian markets, concerns about the possible repercussions of China's slowing economy led investors to adopt a more cautious stance than earlier in the reporting period.

1. Source: Standard & Poor's Micropal. The MSCI EM Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Past performance does not guarantee future results.

2 |  Annual Report

Latin American markets performed strongly during the period as some governments focused on implementing reforms and developing regional and international trade relations. Brazilian president Luiz Inacio Lula da Silva and Argentine president Nestor Kirchner visited China to discuss economic ties and a free-trade agreement with the Mercosur trade bloc (comprising Argentina, Brazil, Paraguay, Uruguay, and associate members Bolivia, Chile and Peru).

In South Africa, the African National Congress (ANC) emerged victorious in April's general elections, giving it a majority in parliament. In line with his party's overwhelming victory, President Thabo Mbeki was formally re-elected for a second term in office. The New National Party (NNP) that ruled the country during four decades of apartheid dissolved itself due to lack of voter support. Party members will be able to join any party they choose, with the NNP leadership encouraging them to join the ANC. Tito Mboweni continued as the central bank governor, a situation that many viewed as a positive sign of no change to the country's monetary policies. South Africa's successful bid to host soccer's 2010 World Cup has the potential to create more than 120,000 jobs and contribute US$2.8 billion to the country's economy.

INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. As we look for investments, we focus on specific companies and undertake in-depth research to construct an action list from which we make our buy decisions. Before we make a purchase, we generally look at the company's potential for earnings and growth over a five-year horizon. During our analysis, we also consider the company's position in its sector, the economic framework and political environment.

MANAGER'S DISCUSSION

During the 12 months under review, the Fund's underweighted positions, relative to the MSCI EM Index, in Taiwan and South Korea, as well as the Fund's positions in Singapore and Austria, which are not included in the index, helped performance. However, the Fund's underweighted position in Brazil, and our lack of exposure to Chile, where we had no holdings due mainly to what we believed was poor market liquidity and expensive valuations, hindered relative performance.

                                                               Annual Report | 3

By industry, the Fund's overweighted positions in the energy, food, beverages and tobacco sectors, as well as its underweighted position in the semiconductors and semiconductor equipment sector, yielded the greatest contributions relative to the MSCI EM Index during the period. The strongest individual contributors were SK Corp. and SABMiller, as both stocks performed strongly. In addition, our decision not to invest in YUKOS and Taiwan Semiconductor Manufacturing also helped performance relative to the index as these stocks performed poorly during the period. The most significant hindrance to performance was the Fund's underweighted exposure to the materials sector where our concerns over the sustainability of high commodity prices led us to adopt a more cautious stance toward investing in stocks from this sector.

During the 12 months under review, we increased the Fund's holdings in Asia and Europe, while reducing Latin American and South African exposure. Key purchases included South Korea's Samsung Electronics, one of the world's largest electronics manufacturers; China's China Mobile, the world's largest mobile phone operator; Micro-Star International, one of Taiwan's largest motherboard makers; and Resorts World, which operates the only casino in Malaysia. We undertook selective sales as price targets were reached among our holdings in such countries as Indonesia, Singapore and Thailand.

European investments during the period included Belgium's Interbrew, one of the world's oldest beer companies with operations in more than 20 countries; Telefonica, a Spanish telecommunications services provider to European and Latin American markets; Telekomunikacja Polska, a dominant integrated telecommunications services provider in Poland; HSBC Holdings, a U.K.-based global banking

TOP 10 COUNTRIES
Based on Equity Investments as of 8/31/04

-------------------------------------
                           % OF TOTAL
                           NET ASSETS
-------------------------------------
  South Korea                   15.9%
-------------------------------------
  Taiwan                        12.9%
-------------------------------------
  China                         10.8%
-------------------------------------
  South Africa                  10.6%
-------------------------------------
  Brazil                         6.3%
-------------------------------------
  Singapore                      5.8%
-------------------------------------
  Mexico                         5.0%
-------------------------------------
  Hong Kong                      4.1%
-------------------------------------
  Hungary                        3.1%
-------------------------------------
  Poland                         3.0%
-------------------------------------

4 |  Annual Report
group with significant businesses in emerging markets; and Titan Cement, one of the two major players in the Greek cement industry. In Latin America and South Africa, key sales included Cemex and Barloworld, respectively, as the Fund realized gains after the regions' strong performances.

We thank you for your interest in Templeton Emerging Markets Fund and look forward to serving your future investment needs.

Sincerely,


[PHOTO OMITTED]
/S/Mark Mobius
--------------

Mark Mobius
President and Chief Executive Officer -
Investment Management
Templeton Emerging Markets Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 HOLDINGS
8/31/04

------------------------------------------------
  COMPANY                             % OF TOTAL
  SECTOR/INDUSTRY, COUNTRY            NET ASSETS
------------------------------------------------
  Anglo American PLC                        3.1%
   METALS & MINING, SOUTH AFRICA
------------------------------------------------
  China Mobile (Hong Kong) Ltd.             2.7%
   WIRELESS TELECOMMUNICATION
   SERVICES, CHINA
------------------------------------------------
  SABMiller PLC                             2.4%
   BEVERAGES, SOUTH AFRICA
------------------------------------------------
  Samsung Electronics Co. Ltd.              2.3%
   SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT, SOUTH KOREA
------------------------------------------------
  Telefonos de Mexico SA de CV (Telmex),
  L, ADR                                    2.3%
   DIVERSIFIED TELECOMMUNICATION
   SERVICES, MEXICO
------------------------------------------------
  Remgro Ltd.                               2.1%
   DIVERSIFIED FINANCIAL SERVICES,
   SOUTH AFRICA
------------------------------------------------
  Kimberly Clark de Mexico SA de CV, A      2.0%
   HOUSEHOLD PRODUCTS, MEXICO
------------------------------------------------
  Interbrew                                 2.0%
   BEVERAGES, BELGIUM
------------------------------------------------
  Taiwan Cellular Corp.                     1.9%
   WIRELESS TELECOMMUNICATION
   SERVICES, TAIWAN
------------------------------------------------
  Cia De Bebidas Das Americas (Ambev),
------------------------------------------------
  ADR, pfd.                                 1.9%
   BEVERAGES, BRAZIL
------------------------------------------------
                                                               Annual Report | 5

PERFORMANCE SUMMARY AS OF 8/31/04

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses. All total returns include reinvested distributions according to the terms specified in the Fund's dividend reinvestment and cash purchase plan and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

----------------------------------------------------------------------------------------------------
                                                           CHANGE           8/31/04          8/31/03
----------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                    +$2.58            $13.40           $10.82
----------------------------------------------------------------------------------------------------
  Market Price (NYSE)                                      +$2.40            $14.24           $11.84
----------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (9/1/03-8/31/04)
----------------------------------------------------------------------------------------------------
  Dividend Income                       $0.2319
----------------------------------------------------------------------------------------------------


PERFORMANCE

-----------------------------------------------------------------------------------------------------
                                                            1-YEAR           5-YEAR           10-YEAR
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1
-----------------------------------------------------------------------------------------------------
     Based on change in NAV                                +26.27%           +24.73%          +57.97%
-----------------------------------------------------------------------------------------------------
     Based on change in market price                       +22.62%           +25.51%          +42.23%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 1
-----------------------------------------------------------------------------------------------------
     Based on change in NAV                                +26.27%            +4.52%           +4.62%
-----------------------------------------------------------------------------------------------------
     Based on change in market price                       +22.62%            +4.65%           +3.59%
-----------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MORE CURRENT PERFORMANCE, CALL FRANKLIN TEMPLETON INVESTMENTS AT 1-800/342-5236.

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY VOLATILITY, ECONOMIC INSTABILITY AND SOCIAL AND POLITICAL DEVELOPMENTS OF COUNTRIES WHERE THE FUND INVESTS. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.

6 |  Annual Report

IMPORTANT NOTICE TO SHAREHOLDERS

SHARE REPURCHASE PROGRAM

The Fund's Board previously authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase Fund shares, from time to time, in open-market transactions, at the discretion of management. This authorization remains in effect.

                                                               Annual Report | 7

TEMPLETON EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

                                                                     --------------------------------------------------------
                                                                                        YEAR ENDED AUGUST 31,
                                                                        2004         2003       2002        2001        2000
                                                                     --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............................     $10.82        $8.76      $8.86     $11.44      $11.60
                                                                     --------------------------------------------------------
Income from investment operations:
 Net investment income a .........................................        .22          .18       .15         .12         .13
 Net realized and unrealized gains (losses) ......................       2.59         2.03      (.14)      (2.60)       (.16)
                                                                     --------------------------------------------------------
Total from investment operations .................................       2.81         2.21       .01       (2.48)       (.03)
                                                                     --------------------------------------------------------
Less distributions from:
 Net investment income ...........................................       (.23)        (.15)     (.11)       (.10)       (.10)
 Net realized gains ..............................................         --          --         --          --        (.03)
                                                                     --------------------------------------------------------
Total distributions ..............................................       (.23)        (.15)      (.11)       (.10)      (.13)
                                                                     --------------------------------------------------------
Net asset value, end of year .....................................     $13.40       $10.82      $8.76       $8.86     $11.44
                                                                     --------------------------------------------------------
Market value, end of year b ......................................     $14.24       $11.84      $8.00       $8.35     $9.313
                                                                     ========================================================

Total return (based on market value per share) c .................     22.62%     (50.83)%    (2.82)%     (9.17)%   (23.10)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................................   $236,848     $191,076   $154,640    $156,378   $201,965
Ratios to average net assets:
 Expenses ........................................................      1.63%        1.84%      1.64%       1.67%      1.68%
 Net investment income ...........................................      1.70%        1.94%      1.67%       1.28%      1.09%
Portfolio turnover rate ..........................................     67.63%       48.69%     65.13%      63.64%     81.66%




aBased on average daily shares outstanding.
bBased on the last sale on the New York Stock Exchange.
cTotal return is not annualized for periods less than one year.

8 |  See notes to financial statements.  |  Annual Report

Templeton Emerging Markets Fund

STATEMENT OF INVESTMENTS, AUGUST 31, 2004

---------------------------------------------------------------------------------------------------------------------------
                                                             INDUSTRY                 SHARES/WARRANTS/RIGHTS    VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 94.1%
   ARGENTINA .5%
   Tenaris SA, ADR ...........................          Energy Equipment & Services                32,088   $    1,236,992
                                                                                                            ---------------
   AUSTRIA 2.7%
   Bank Austria Creditanstalt ................               Commercial Banks                      56,161        3,555,962
   OMV AG ....................................                   Oil & Gas                         12,458        2,846,064
                                                                                                            ---------------
                                                                                                                 6,402,026
                                                                                                            ---------------
   BELGIUM 2.0%
   Inbev .....................................                   Beverages                        144,250        4,622,858
                                                                                                            ---------------
   BRAZIL 1.9%
   Centrais Eletricas Brasileiras SA .........              Electric Utilities                 67,922,000          930,946
   Embraer-Empresa Brasileira
    De Aeronautica SA ........................              Aerospace & Defense                   312,066        1,578,950
   Souza Cruz SA .............................                    Tobacco                         170,686        1,676,016
   Unibanco Uniao de Bancos
    Brasileiros SA, GDR ......................               Commercial Banks                      11,200          256,480
                                                                                                            ---------------
                                                                                                                 4,442,392
                                                                                                            ---------------
   CHINA 10.8%
   Aluminum Corp. of China Ltd., H ...........                Metals & Mining                   2,520,000        1,235,777
   Anhui Conch Cement Co. Ltd. ...............            Construction Materials                  456,000          546,619
   Beijing Enterprises Holdings Ltd. .........           Industrial Conglomerates                 656,711          829,313
   China Mobile (Hong Kong) Ltd., ............      Wireless Telecommunication Services         2,187,500        6,380,249
   China Petroleum & Chemical Corp., H .......                   Oil & Gas                      3,166,000        1,237,995
   China Resources Enterprise Ltd. ...........                 Distributors                     1,974,000        2,619,363
   China Telecom Corp. Ltd., H ...............  Diversified Telecommunication Services          2,132,000          683,338
   China Travel International Investment
     Hong Kong Ltd. ..........................         Hotels Restaurants & Leisure             5,930,000        1,216,418
 a China Travel Investment HK Ltd.,
    wts., 5/31/06 ............................         Hotels Restaurants & Leisure             1,042,000           33,398
   Citic Pacific Ltd. ........................           Industrial Conglomerates               1,001,192        2,554,340
   Huadian Power International
    Corp. Ltd., H ............................              Electric Utilities                  4,004,000        1,167,841
   Lenovo Group Ltd., H ......................            Computers & Peripherals               7,576,000        2,379,656
   PetroChina Co. Ltd., H ....................                   Oil & Gas                      3,018,000        1,518,683
   Shanghai Industrial Holdings Ltd. .........           Industrial Conglomerates                 878,000        1,615,305
   TCL International Holdings Inc. ...........              Household Durables                  1,620,000          581,542
   Tingyi (Cayman Islands) Holding Corp. .....                 Food Products                      754,124          157,594
   Travelsky Technology Ltd., H ..............                  IT Services                     1,241,000          883,025
                                                                                                            ---------------
                                                                                                                25,640,456
                                                                                                            ---------------
   CROATIA .7%
   Pliva D D, GDR, Reg S .....................                Pharmaceuticals                     121,400        1,745,732
                                                                                                            ---------------
   CZECH REPUBLIC .4%
   Cesky Telecom AS .......................... Diversified Telecommunication Services              70,850          892,521
                                                                                                            ---------------
   GREECE 1.6%
   Hellenic Telecommunications
    Organization SA (OTE) .................... Diversified Telecommunication Services             146,800        1,851,859
   Titan Cement Co.                                       Construction Materials                   81,620        1,993,780
                                                                                                            ---------------
                                                                                                                 3,845,639
                                                                                                            ---------------


                                                               Annual Report | 9

Templeton Emerging Markets Fund

---------------------------------------------------------------------------------------------------------------------------
                                                             INDUSTRY                 SHARES/WARRANTS/RIGHTS    VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   HONG KONG 4.1%
   Cheung Kong Holdings Ltd. .................                  Real Estate                       458,000   $    3,948,807
   Cheung Kong Infrastructure Holdings Ltd. ..            Construction Materials                  284,000          704,543
   Dairy Farm International
    Holdings Ltd. ............................           Food & Staples Retailing                 231,100          563,884
   Denway Motors Ltd. ........................                  Automobiles                     1,698,730          669,696
   Guoco Group Ltd. ..........................        Diversified Financial Services              136,000        1,150,777
   Hang Lung Group Ltd. ......................                  Real Estate                       310,000          476,926
   Henderson Investment Ltd. .................                  Real Estate                       906,000        1,173,161
   MTR Corp. Ltd. ............................                  Road & Rail                       704,345        1,079,100
                                                                                                            ---------------
                                                                                                                 9,766,894
                                                                                                            ---------------
   HUNGARY 3.1%
   Egis RT ...................................                Pharmaceuticals                      17,110          763,496
   Gedeon Richter Ltd. .......................                Pharmaceuticals                      12,809        1,368,027
   Matav RT ..................................  Diversified Telecommunication Services            420,639        1,698,538
   MOL Magyar Olaj-Es Gazipari RT ............                   Oil & Gas                         79,980        3,473,368
                                                                                                            ---------------
                                                                                                                 7,303,429
                                                                                                            ---------------
   INDIA 2.9%
   Gail (India) Ltd. .........................                 Gas Utilities                      331,410        1,320,420
   Hindustan Lever Ltd. ......................              Household Products                    723,300        1,747,968
   Hindustan Petroleum Corp. Ltd. ............                   Oil & Gas                        336,823        2,289,335
   Shipping Corp. of India Ltd. ..............                    Marine                          115,041          294,398
   Tata Iron & Steel Co. Ltd. ................                Metals & Mining                      27,250          148,112
   Tata Tea Ltd. .............................                 Food Products                      123,115        1,098,326
                                                                                                            ---------------
                                                                                                                 6,898,559
                                                                                                            ---------------
   INDONESIA .1%
   PT Perusahaan Gas Negara ..................                 Gas Utilities                    1,505,500          184,675
   PT Perusahaan Gas Negara, 144A ............                 Gas Utilities                      102,500           12,573
                                                                                                            ---------------
                                                                                                                   197,248
                                                                                                            ---------------
   ISRAEL .3%
a  Check Point Software Technologies Ltd. ....                   Software                          45,400          796,316
                                                                                                            ---------------
   MALAYSIA 2.0%
   Golden Hope Plantations Bhd. ..............                 Food Products                       80,000           73,684
   Kuala Lumpur Kepong Bhd. ..................                 Food Products                      158,600          271,289
   Resorts World Bhd. ........................         Hotels Restaurants & Leisure               790,600        1,841,266
   SIME Darby Bhd. ...........................           Industrial Conglomerates                 429,000          626,566
   Southern Bank Bhd., fgn. ..................               Commercial Banks                       6,300            4,410
   SP Setia Bhd. .............................                  Real Estate                        49,500           46,895
   Tanjong PLC ...............................         Hotels Restaurants & Leisure                80,100          263,487
   YTL Corp Bhd. .............................              Electric Utilities                    758,600          918,305
   YTL Power International Bhd. ..............                Water Utilities                   1,623,200          721,897
                                                                                                            ---------------
                                                                                                                 4,767,799
                                                                                                            ---------------
   MEXICO 5.0%
   Fomento Economico Mexicano SA de CV
    Femsa, ADR ...............................                   Beverages                         35,970        1,554,983
   Kimberly Clark de Mexico SA de CV, A ......              Household Products                  1,765,200        4,852,730


10 |  Annual Report

Templeton Emerging Markets Fund

---------------------------------------------------------------------------------------------------------------------------
                                                             INDUSTRY                 SHARES/WARRANTS/RIGHTS    VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   MEXICO (CONT.)
   Telefonos de Mexico SA de CV
    (Telmex), L, ADR ......................... Diversified Telecommunication Services             167,262   $    5,417,616
                                                                                                            ---------------
                                                                                                                11,825,329
                                                                                                            ---------------
   PHILIPPINES .9%
   San Miguel Corp., B .......................                   Beverages                      1,771,090        2,175,438
                                                                                                            ---------------
   POLAND 3.0%
   Bank Pekao SA .............................               Commercial Banks                      40,627        1,299,389
a  BRE Bank SA ...............................               Commercial Banks                       2,271           61,460
   Polski Koncern Naftowy Orlen SA ...........                   Oil & Gas                        336,542        2,971,531
   Telekomunikacja Polska SA .................  Diversified Telecommunication Services            722,400        2,853,540
                                                                                                            ---------------
                                                                                                                 7,185,920
                                                                                                            ---------------
   RUSSIA 1.1%
a  Avtovaz, GDR ..............................                  Automobiles                         2,970           66,775
   Lukoil Holdings, ADR ......................                   Oil & Gas                         20,499        2,422,982
                                                                                                            ---------------
                                                                                                                 2,489,757
                                                                                                            ---------------
   SINGAPORE 5.8%
   Comfortdelgro Corp. Ltd. ..................                  Road & Rail                     1,530,000        1,125,756
   Fraser & Neave Ltd. .......................                   Beverages                        489,367        4,000,781
   Keppel Corp. Ltd. .........................           Industrial Conglomerates                 885,000        3,669,304
   Singapore Press Holdings Ltd. .............                     Media                          456,250        1,150,983
   Singapore Technologies Engineering Ltd. ...              Aerospace & Defense                   681,000          835,119
   Singapore Telecommunications Ltd. ......... Diversified Telecommunication Services           2,154,000        2,893,048
                                                                                                            ---------------
                                                                                                                13,674,991
                                                                                                            ---------------
   SOUTH AFRICA 10.6%
   Anglo American PLC ........................                Metals & Mining                     320,087        7,251,699
a  Liberty Group Ltd. ........................                   Insurance                         28,000          231,362
   Nampak Ltd. ...............................            Containers & Packaging                   88,184          185,476
   Nedcor Ltd. ...............................               Commercial Banks                     112,048          942,844
   Nedcor Ltd., 144A .........................               Commercial Banks                      26,167          220,186
   Old Mutual PLC ............................                   Insurance                        668,460        1,274,677
   Remgro Ltd. ...............................        Diversified Financial Services              400,639        4,875,382
   SABMiller PLC .............................                   Beverages                        453,548        5,665,730
   Sappi Ltd. ................................            Paper & Forest Products                 123,000        1,731,286
   Sasol Ltd. ................................                   Oil & Gas                        162,100        2,776,004
                                                                                                            ---------------
                                                                                                                25,154,646
                                                                                                            ---------------
   SOUTH KOREA 15.9%
   CJ Corp. ..................................                 Food Products                       41,910        2,139,435
   Daewoo Shipbuilding &
    Marine Engineering Co. Ltd. ..............                   Machinery                        256,700        2,886,023
   Dong-A Pharmaceutical Co. Ltd. ............                Pharmaceuticals                       1,702           24,233
   Hite Brewery Co. Ltd. .....................                   Beverages                         34,050        2,335,330
   Hyundai Autonet Co. .......................                Auto Components                     150,960          307,333
   Hyundai Development Co. ...................          Construction & Engineering                187,690        2,044,979


                                                              Annual Report | 11

Templeton Emerging Markets Fund

---------------------------------------------------------------------------------------------------------------------------
                                                             INDUSTRY                 SHARES/WARRANTS/RIGHTS    VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   SOUTH KOREA (CONT.)
   Kangwon Land Inc. ........................          Hotels Restaurants & Leisure               314,408   $    3,439,285
   Korea Electric Power Corp. ...............               Electric Utilities                     15,682          275,696
   Korea Gas Corp. ..........................                  Gas Utilities                       43,680        1,228,660
   KT Corp. .................................   Diversified Telecommunication Services             65,310        2,066,718
   LG Chem Ltd. .............................                    Chemicals                         67,290        2,558,755
   LG Electronics Inc. ......................               Household Durables                     44,250        2,112,905
   LG Household & Health Care Ltd. ..........               Household Products                     41,230        1,034,464
   LG International Corp. ...................        Trading Companies & Distributors              94,560          725,711
   LG Petrochemical Co. Ltd. ................                    Chemicals                         39,420          912,048
   POSCO ....................................                 Metals & Mining                      10,790        1,550,328
   Samsung Electronics Co. Ltd. ............. Semiconductors & Semiconductor Equipment             13,930        5,454,208
   Samsung Fine Chemicals Co. Ltd. ..........                    Chemicals                        103,070        1,360,129
   Samsung Heavy Industries Co. Ltd. ........                    Machinery                        681,820        3,001,109
   SK Corp. .................................                    Oil & Gas                         13,590          515,591
   SK Telecom Co. Ltd. ......................       Wireless Telecommunication Services            10,860        1,635,812
                                                                                                            ---------------
                                                                                                                37,608,752
                                                                                                            ---------------
   SPAIN 1.4%
   Telefonica SA ............................   Diversified Telecommunication Services            231,400        3,284,663
                                                                                                            ---------------
   SWEDEN .1%
a  Oriflame Cosmetics, IDR ..................                Personal Products                     10,500          240,390
                                                                                                            ---------------
   TAIWAN 12.9%
   Acer Inc. ................................             Computers & Peripherals               1,438,134        1,913,851
   Cheng Shin Rubber Industry Co. Ltd. ......                 Auto Components                     286,056          369,755
   Chinatrust Financial Holding Co. Ltd. ....                Commercial Banks                   1,187,813        1,252,717
   Chunghwa Telecom Co. Ltd. ................   Diversified Telecommunication Services          1,232,000        1,954,407
   D-Link Corp. .............................            Communications Equipment               1,885,224        2,137,769
   Delta Electronics Inc. ...................       Electronic Equipment & Instruments          2,198,229        2,815,593
a  Elan Microelectronics Corp. .............. Semiconductors & Semiconductor Equipment          1,275,000          902,688
   Kinpo Electronics Inc. ...................               Office Electronics                    967,680          402,252
   Lite-on Technology Corp. .................             Computers & Peripherals               2,173,900        2,030,847
   Media Tek Inc. ........................... Semiconductors & Semiconductor Equipment            159,000        1,121,034
   Mega Financial Holdings Co. Ltd. .........                Commercial Banks                   3,129,661        1,893,978
   Micro-Star International Co. Ltd. ........             Computers & Peripherals               1,708,300        1,370,053
   Premier Image Technology Corp. ...........          Leisure Equipment & Products               263,000          231,786
   President Chain Store Corp. ..............            Food & Staples Retailing                 552,188          819,198
   Princeton Technology Corp. ............... Semiconductors & Semiconductor Equipment            332,400          324,197
   Siliconware Precision
    Industries Co. Ltd. ..................... Semiconductors & Semiconductor Equipment             98,000           71,974
   Sunplus Technology Co. Ltd. .............. Semiconductors & Semiconductor Equipment          1,240,530        1,793,011
   Synnex Technology International Corp. ....       Electronic Equipment & Instruments            123,200          182,773
   Taiwan Cellular Corp. ....................       Wireless Telecommunication Services         4,773,372        4,487,306
   Tsann Kuen Enterprise Co. Ltd. ...........               Household Durables                    295,365          340,138
   UNI-President Enterprises Corp. ..........                  Food Products                    5,266,350        2,444,428
   Yuanta Core Pacific Securities Co. .......                 Capital Markets                   2,556,960        1,697,629
                                                                                                            ---------------
                                                                                                                30,557,384
                                                                                                            ---------------



12 |  Annual Report

Templeton Emerging Markets Fund

---------------------------------------------------------------------------------------------------------------------------
                                                             INDUSTRY                 SHARES/WARRANTS/RIGHTS    VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   THAILAND .5%
   BEC World Public Co. Ltd., fgn. ..........                      Media                        1,268,400   $      560,350
   Delta Electronics (Thailand) Public
    Co. Ltd., fgn. ..........................       Electronic Equipment & Instruments            243,400           99,347
   Land and House Public Co. Ltd., fgn. .....               Household Durables                    434,900          103,374
a  Thai Military Bank Public Co. Ltd., fgn. .                Commercial Banks                   6,644,800          529,669
a  True Corp. PCL, rts., 3/28/08 ............  Diversified Telecommunication Services             246,818               --
                                                                                                            ---------------
                                                                                                                 1,292,740
                                                                                                            ---------------
   TURKEY 2.4%
a  Arcelik AS, Br. ..........................               Household Durables                455,547,650        2,378,482
   Migros Turk T.A.S. .......................            Food & Staples Retailing             344,485,000        1,855,889
   Tupras-Turkiye Petrol Rafineleri AS ......                    Oil & Gas                    178,000,000        1,373,329
                                                                                                            ---------------
                                                                                                                 5,607,700
                                                                                                            ---------------
   UNITED KINGDOM 1.4%
   HSBC Holdings PLC ........................                Commercial Banks                     207,090        3,212,571
                                                                                                            ---------------
   TOTAL COMMON STOCKS (COST $186,164,573)                                                                     222,869,142
                                                                                                            ---------------
   PREFERRED STOCKS 4.4%
   BRAZIL 4.4%
   Banco Bradesco SA, ADR, pfd. .............                Commercial Banks                      71,909        3,505,539
   Cia De Bebidas Das Americas
    (Ambev), ADR, pfd. ......................                    Beverages                        203,900        4,424,630
   Cia Vale do Rio Doce, ADR, A, pfd. .......                 Metals & Mining                      26,400        1,285,680
   Petroleo Brasileiro SA, ADR, pfd. ........                    Oil & Gas                         47,064        1,312,615
                                                                                                            ---------------
   TOTAL PREFERRED STOCKS (COST $9,975,463)                                                                     10,528,464
                                                                                                            ---------------
   SHORT TERM INVESTMENTS (COST $3,443,028) 1.5%
   MONEY FUND
b  Franklin Institutional Fiduciary Trust Money
    Market Portfolio ........................                                                   3,443,028        3,443,028
                                                                                                            ---------------
   TOTAL INVESTMENTS (COST $199,583,064)
    100.0% ..................................                                                                  236,840,634
   OTHER ASSETS, LESS LIABILITIES ...........                                                                        7,477
                                                                                                            ---------------
   NET ASSETS 100.0% ........................                                                               $  236,848,111
                                                                                                            ===============




aNon-income producing.
bSee Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

                         Annual Report | See notes to financial statements. | 13

Templeton Emerging Markets Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2004

Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ............................        $ 196,140,036
  Cost - Sweep money fund (Note 7) .......................            3,443,028
                                                                  =============
  Value - Unaffiliated issuers ...........................          233,397,606
  Value - Sweep money fund (Note 7) ......................            3,443,028
 Foreign currency, at value (cost $57,548 ) ..............               53,960
 Receivables:
  Investment securities sold .............................            1,297,277
  Dividends ..............................................            1,025,070
                                                                  -------------
      Total assets .......................................          239,216,941
                                                                  -------------
Liabilities:
 Payables:
  Investment securities purchased ........................            1,915,203
  Affiliates .............................................              272,782
 Other liabilities .......................................              180,845
                                                                  -------------
      Total liabilities ..................................            2,368,830
                                                                  -------------
        Net assets, at value .............................        $ 236,848,111
                                                                  =============
Net assets consist of:
 Undistributed net investment income .....................        $     709,318
 Net unrealized appreciation (depreciation) ..............           37,252,772
 Accumulated net realized gain (loss) ....................           (6,191,915)
 Capital shares ..........................................          205,077,936
                                                                  -------------
Net assets, at value .....................................        $ 236,848,111
                                                                  -------------
Shares outstanding .......................................           17,680,325
                                                                  -------------
Net asset value per share ................................               $13.40
                                                                  =============


14 |  See notes to financial statements.  |  Annual Report

Templeton Emerging Markets Fund

STATEMENT OF OPERATIONS
For the year ended August 31, 2004


Investment income:
 (net of foreign taxes of $860,519)
 Dividends:
  Unaffiliated issuers ..................................................   $  7,484,993
  Sweep money fund (Note 7) .............................................         54,891
 Interest ...............................................................          3,459
                                                                            ------------
      Total investment income ...........................................      7,543,343
                                                                            ------------
Expenses:
 Management fees (Note 3) ...............................................      2,809,265
 Administrative fees (Note 3) ...........................................        340,007
 Transfer agent fees ....................................................         89,900
 Custodian fees (Note 4) ................................................        248,153
 Reports to shareholders ................................................         44,200
 Registration and filing fees ...........................................         29,200
 Professional fees ......................................................         93,800
 Trustees' fees and expenses ............................................         34,100
 Other ..................................................................         11,700
                                                                            ------------
      Total expenses ....................................................      3,700,325
      Expense reductions (Note 4) .......................................           (364)
                                                                            ------------
        Net expenses ....................................................      3,699,961
                                                                            ------------
           Net investment income ........................................      3,843,382
                                                                            ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments (net of foreign taxes of $1,429,984) (Note 1f) ............     35,687,643
  Foreign currency transactions .........................................       (145,253)
                                                                            ------------
     Net realized gain (loss) ...........................................     35,542,390
 Net unrealized appreciation (depreciation) on:
  Investments ...........................................................      9,727,744
  Translation of assets and liabilities denominated in foreign currencies          2,914
  Deferred taxes (Note 1f) ..............................................        466,749
                                                                            ------------
     Net unrealized appreciation (depreciation) .........................     10,197,407
                                                                            ------------
Net realized and unrealized gain (loss) .................................     45,739,797
                                                                            ------------
Net increase (decrease) in net assets resulting from operations .........   $ 49,583,179
                                                                            ============


                         Annual Report | See notes to financial statements. | 15

Templeton Emerging Markets Fund

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended August 31, 2004 and 2003


                                                                                         -------------------------------
                                                                                               2004            2003
                                                                                         -------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..............................................................   $   3,843,382    $   3,083,598
  Net realized gain (loss) from investments and foreign currency transactions ........      35,542,390       (1,040,146)
  Net unrealized appreciation (depreciation) on investments, translation of assets and
   liabilities denominated in foreign currencies, and deferred taxes .................      10,197,407       37,038,648
                                                                                         -------------------------------
      Net increase (decrease) in net assets resulting from operations ................      49,583,179       39,082,100
Distributions to shareholders from net investment income .............................      (4,094,975)      (2,646,700)
Capital share transactions (Note 2) ..................................................         284,125             --
                                                                                         -------------------------------
      Net increase (decrease) in net assets ..........................................      45,772,329       36,435,400
Net assets:
 Beginning of year ...................................................................     191,075,782      154,640,382
                                                                                         -------------------------------
 End of year .........................................................................   $ 236,848,111    $ 191,075,782
                                                                                         ===============================
Undistributed net investment income included in net assets:
 End of year .........................................................................   $     709,318    $   2,171,570
                                                                                         ===============================


16 |  See notes to financial statements.  |  Annual Report

Templeton Emerging Markets Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Emerging Markets Fund (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, diversified investment company. The Fund seeks long-term capital appreciation by investing at least 80% of its net assets in emerging country equity securities. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Other over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices by independent pricing services or recognized dealers in such securities. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities will be valued at fair value. Investments in open-end mutual funds are valued at the closing net asset value. All security valuation procedures are approved by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an

                                                              Annual Report | 17

Templeton Emerging Markets Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS (CONTINUED)

agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on a tax basis and may differ from net investment income and realized gains for financial reporting purposes.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

F. DEFERRED TAXES

The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

18 |  Annual Report

Templeton Emerging Markets Fund

2. SHARES OF BENEFICIAL INTEREST

The Board of the Fund previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. This authorization remains in effect.

At August 31, 2004, there were an unlimited number of shares authorized (without par value). During the year ended August 31, 2004, 23,888 shares were issued for $284,125 from reinvested distributions. During the year ended August 31, 2003, there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

3. TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also officers or trustees of the following entities:

--------------------------------------------------------------------------------
  ENTITY                                                  AFFILIATION
--------------------------------------------------------------------------------
  Templeton Asset Management Ltd. (TAML)                  Investment manager
  Franklin Templeton Services, LLC (FT Services)          Administrative manager

A. MANAGEMENT FEES

The Fund pays an investment management fee to TAML based on the Fund's average daily net assets as follows:

------------------------------------------------------------------------------
  ANNUALIZED FEE RATE        NET ASSETS
------------------------------------------------------------------------------
        1.250%               First $1 billion
        1.200%               Over $1 billion, up to and including $5 billion
        1.150%               Over $5 billion, up to and including $10 billion
        1.100%               Over $10 billion, up to and including $15 billion
        1.050%               Over $15 billion, up to and including $20 billion
        1.000%               Over $20 billion

Prior to June 1, 2004, the Fund paid an investment management fee to TAML of 1.25% per year of the daily net assets of the Fund.

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.15% per year based on the Fund's average daily net assets.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended August 31, 2004, the custodian fees were reduced as noted in the Statement of Operations.

                                                              Annual Report | 19

Templeton Emerging Markets Fund

5. INCOME TAXES

At August 31, 2004, the Fund had tax basis capital losses of $5,657,930 which may be carried over to offset future capital gains. Such losses expire in 2011.

At August 31, 2004, the Fund had deferred currency losses occurring subsequent to October 31, 2003 of $113,002. For tax purposes, such losses will be reflected in the year ending August 31, 2005.

At August 31, 2004, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income based on the cost of investments for income tax purposes were as follows:

Cost of investments ......................................        $ 202,558,334
                                                                  -------------
Unrealized appreciation ..................................        $  41,225,486
Unrealized depreciation ..................................           (6,943,186)
                                                                  -------------
Net unrealized appreciation (depreciation) ...............        $  34,282,300
                                                                  =============

Distributable earnings - ordinary income .................        $   3,263,604
                                                                  =============

The tax character of distributions paid during the years ended August 31, 2004 and 2003 was as follows:

                                            ----------------------------
                                                 2004            2003
                                            ----------------------------
Distributions paid from:
 Ordinary income ...........................  $4,094,975      $2,646,700

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

Net realized gains differ for financial statement and tax purposes primarily due to differing treatment of wash sales, foreign currency transactions, passive foreign investment company shares and foreign taxes on sales of securities.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended August 31, 2004 aggregated $147,067,799 and $149,506,925, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.

20 |  Annual Report

Templeton Emerging Markets Fund

8. REGULATORY MATTERS

MASSACHUSETTS ADMINISTRATIVE PROCEEDING

On September 20, 2004, Franklin Resources, Inc. (Franklin Resources, Inc. and its subsidiaries are referred to collectively as the "Company") announced that an agreement has been reached by two of its subsidiaries, Franklin Advisers, Inc. ("Franklin Advisers") and Franklin Templeton Alternative Strategies, Inc. ("FTAS"), with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the "State of Massachusetts") related to an administrative complaint filed on February 4, 2004. The administrative complaint addressed one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers reached with the SEC, as described below.

Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers and FTAS have consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts. The consent order has multiple sections, including "Statements of Fact" and "Violations of Massachusetts Securities Laws." The Company admitted the "Statements of Fact." The Company did not admit or deny the "Violations of the Massachusetts Securities Laws." While Franklin Advisers and FTAS did not admit or deny engaging in any wrongdoing, the Company believes that it is in its best interest and the interests of its funds' shareholders to settle this issue now and move forward.

U.S. SECURITIES AND EXCHANGE COMMISSION (SEC) SETTLEMENT

On August 2, 2004, the Company announced that an agreement has been reached by Franklin Advisers with the SEC that resolves the issues resulting from the SEC's investigation of market timing activity and the SEC issued an "Order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease-and-desist order" (the "Order"). The SEC's Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Massachusetts administrative complaint described above.

Under the terms of the SEC's Order, pursuant to which Franklin Advisers neither admits nor denies any wrongdoing, Franklin Advisers has agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an Independent Distribution Consultant. At this time, it is unclear which funds will receive distributions or which shareholders of any particular fund will receive distributions. The SEC Order also requires Franklin Advisers to, among other things, enhance and periodically review compliance policies and procedures.

                                                              Annual Report | 21

Templeton Emerging Markets Fund

8. REGULATORY MATTERS (CONTINUED)

OTHER GOVERNMENTAL INVESTIGATIONS

As part of ongoing investigations by the SEC, the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General, the Vermont Department of Banking, Insurance, Securities, and Health Care Administration and the National Association of Securities Dealers, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell fund shares, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees have been providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The staff of the SEC has also informed the Company that it is considering recommending a civil action or proceeding against Franklin Advisers and Franklin Templeton Distributors, Inc. ("FTDI") concerning payments to securities dealers who sell fund shares (commonly referred to as "revenue sharing"). The staff of the California Attorney General's Office ("CAGO") also has advised the Company that the California Attorney General is authorized to bring a civil action against the Company and FTDI arising from the same events. Even though the Company currently believes that the charges the SEC staff and CAGO staff are contemplating are unwarranted, it also believes that it is in the best interest of the Company's and funds' shareholders to resolve these issues voluntarily, to the extent the Company can reasonably do so. The Company continues to have discussions towards resolving these governmental investigations.

OTHER LEGAL PROCEEDINGS

The Company, in addition to other entities within Franklin Templeton Investments, including certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Massachusetts administrative complaint described above. The lawsuits are styled as class actions or derivative actions on behalf of either the named funds or the Company.

22 |  Annual Report

Templeton Emerging Markets Fund

8. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)

Various subsidiaries of the Company have also been named in multiple lawsuits filed in state courts in Illinois alleging breach of duty with respect to valuation of the portfolio securities of certain funds managed by such subsidiaries.

In addition, the Company and certain of its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees. These lawsuits are styled as class actions and derivative actions brought on behalf of certain funds.

The Company's management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing governmental investigations or class actions or other lawsuits. If the Company finds that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

                                                              Annual Report | 23

Templeton Emerging Markets Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF TEMPLETON EMERGING MARKETS FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Emerging Markets Fund (the "Fund") at August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities August 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 13, 2004

24 |  Annual Report

Templeton Emerging Markets Fund

TAX DESIGNATION (UNAUDITED)

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund hereby designates up to a maximum of $4,069,210 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2004. In January 2005, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2004. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At August 31, 2004, more than 50% of the Templeton Emerging Markets Fund total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below, the Fund hereby designates to shareholders the foreign source income and foreign taxes paid, pursuant to
Section 853 of the Code. This designation will allow shareholders of record on November 5, 2004, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis, by country, of foreign tax paid, foreign source income, foreign qualified dividends, and adjusted foreign source income as designated by the Fund, to shareholders of record. As a service to individual shareholders filing Form 1116, "Adjusted Foreign Source Income per Share" in column 4 below reports foreign source income with the required adjustments to foreign source qualified dividends. This information is provided to simplify your reporting of foreign source income for line 1 of Form 1116.

---------------------------------------------------------------------------------------------------------------
                                                                                                    ADJUSTED
                                               FOREIGN TAX      FOREIGN          FOREIGN            FOREIGN
                                                   PAID      SOURCE INCOME  QUALIFIED DIVIDENDS  SOURCE INCOME
  COUNTRY                                       PER SHARE      PER SHARE        PER SHARE          PER SHARE
---------------------------------------------------------------------------------------------------------------
  Austria ...................................     0.0010         0.0038         0.0038              0.0016
  Belgium ...................................     0.0003         0.0012         0.0012              0.0005
  Bermuda ...................................     0.0000         0.0001         0.0000              0.0001
  Brazil ....................................     0.0055         0.0257         0.0090              0.0206
  China .....................................     0.0000         0.0093         0.0060              0.0059
  Croatia ...................................     0.0000         0.0021         0.0000              0.0021
  Czech Republic ............................     0.0004         0.0015         0.0015              0.0006
  Egypt .....................................     0.0000         0.0011         0.0011              0.0005
  Greece ....................................     0.0000         0.0077         0.0077              0.0033
  Hong Kong .................................     0.0000         0.0210         0.0000              0.0210
  Hungary ...................................     0.0017         0.0063         0.0063              0.0027
  India .....................................     0.0803         0.0096         0.0090              0.0045
  Indonesia .................................     0.0002         0.0007         0.0007              0.0003
  Luxembourg ................................     0.0000         0.0014         0.0014              0.0006
  Malaysia ..................................     0.0014         0.0030         0.0000              0.0030
  Mexico ....................................     0.0000         0.0153         0.0146              0.0070
  Philippines ...............................     0.0006         0.0014         0.0014              0.0006
  Poland ....................................     0.0007         0.0025         0.0025              0.0011
  Russia ....................................     0.0006         0.0032         0.0030              0.0015
  Singapore .................................     0.0070         0.0325         0.0000              0.0325
  South Africa ..............................     0.0022         0.0314         0.0224              0.0186
  South Korea ...............................     0.0098         0.0331         0.0304              0.0157
  Spain .....................................     0.0003         0.0012         0.0012              0.0005
  Switzerland ...............................     0.0000         0.0001         0.0000              0.0001
  Taiwan ....................................     0.0169         0.0433         0.0000              0.0433
  Thailand ..................................     0.0002         0.0041         0.0040              0.0018
  Turkey ....................................     0.0000         0.0007         0.0007              0.0003
  United Kingdom ............................     0.0002         0.0009         0.0009              0.0004
                                                -----------------------------------------------------------
  TOTAL .....................................    $0.1293        $0.2642        $0.1288             $0.1907
                                                -----------------------------------------------------------


                                                              Annual Report | 25

Templeton Emerging Markets Fund

Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit or deduction (assuming you held your shares in the Fund for a minimum of 16 days during the 30-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate).

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends without adjustment for the lower U.S. tax rates. Generally, this is the foreign source income to be reported by certain trusts and corporate shareholders.

Foreign Qualified Dividends per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund. If you are an individual shareholder who does not meet the qualified dividend holding period requirements, you may find this information helpful to calculate the foreign source income adjustment needed to complete line 1 of Form 1116.

Adjusted Foreign Source Income per Share (Column 4) is the adjusted amount per share of foreign source income the Fund paid to you. These amounts reflect the Foreign Source Income reported in column 2 adjusted for the tax rate differential on foreign source qualified dividends that may be required for certain individual shareholders pursuant to Internal Revenue Code 904(b)(2)(B). If you are an individual shareholder who meets the qualified dividend holding period requirements, generally, these Adjusted Foreign Source Income amounts may be reported directly on line 1 of Form 1116 without additional adjustment.

In January 2005, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2004. The Foreign Source Income reported on Form 1099-DIV has been reduced to take into account the tax rate differential on foreign source qualified dividend income pursuant to the Code 904(b)(2)(B). Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2004 individual income tax returns.

26 |  Annual Report

Templeton Emerging Markets Fund

ANNUAL MEETING OF SHAREHOLDERS, FEBRUARY 27, 2004

The Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Boulevard, Fort Lauderdale, Florida, on February 27, 2004. The purpose of the meeting was to elect four Trustees of the Fund. At the meeting, the following persons were elected by the shareholders to serve as Trustees of the Fund: Harmon E. Burns, Charles B. Johnson, Frank A. Olson and Constantine D. Tseretopoulos.* No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

The election of four (4) Trustees:

---------------------------------------------------------------------------------------------------------
                                                 % OF       % OF                         % OF       % OF
                                             OUTSTANDING   VOTED                     OUTSTANDING   VOTED
  TERM EXPIRING 2007:              FOR          SHARES     SHARES        WITHHELD       SHARES     SHARES
---------------------------------------------------------------------------------------------------------
  Harmon E. Burns .........  14,832,116.3195    83.90%     98.42%       237,597.6964     1.34%      1.58%
  Charles B. Johnson ......  14,819,267.3195    83.82%     98.34%       250,446.6964     1.42%      1.66%
  Frank A. Olson ..........  14,817,969.3195    83.82%     98.33%       251,744.6964     1.42%      1.67%
  Constantine D.
Tseretopoulos .............  14,837,488.3195    83.93%     98.46%       232,225.6964     1.31%      1.54%

* Harris J. Ashton, Nicholas F. Brady, Frank J. Crothers, S. Joseph Fortunato, Edith E. Holiday, Gordon S. Macklin and Fred R. Millsaps are Trustees of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.


                                                              Annual Report | 27

Templeton Emerging Markets Fund

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

Shareholders must affirmatively elect to participate in the Plan; share dividends and capital gains distributions will be reinvested automatically; Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, will provide additional Plan information upon request.

Whenever the Fund declares dividends in either cash or shares of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional cash payments to Mellon Bank, N.A. (the "Plan Administrator"), in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Bank, N.A." and sent to Mellon Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attention: Templeton Emerging Markets Fund. The Plan Administrator shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Agent's fee for a sale of shares through the Plan are $15.00 per transaction plus a $0.12 per share trading fee.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, share certificates issued in the participant's name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the shares and send the proceeds to the participant, less a service charge of $15.00 and less trading fees of $0.12 per share.

28 |  Annual Report

Templeton Emerging Markets Fund

TRANSFER AGENT
Mellon Investor Services LLC
85 Challenger Road
Ridgefield Park, NJ 07660
1-800-416-5585
www.melloninvestor.com




SHAREHOLDER INFORMATION

Shares of Templeton Emerging Markets Fund are traded on the New York Stock Exchange under the symbol "EMF." The Fund's shares are also listed and traded on the Pacific Exchange. Information about the net asset value and the market price is published each Monday in the WALL STREET JOURNAL, weekly in BARRON'S and each Saturday in THE NEW YORK TIMES and other newspapers. Daily market prices for the Fund's shares are published in the "New York Stock Exchange Composite Transactions" section of newspapers.

For current information about dividends and shareholder accounts, call 1-800-416-5585. Registered shareholders can access their Fund account on-line with Investor ServiceDirect(R). For information go to Mellon Investor Services' web site at https://vault.melloninvestor.com/isd and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at 1-800/DIAL BEN(R) (1-800/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list, by writing Templeton Emerging Markets Fund, 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

                                                              Annual Report | 29

Board Members and Officers

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

-------------------------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF PORTFOLIOS IN
                                                    LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS               POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-------------------------------------------------------------------------------------------------------------------------------
 HARRIS J. ASHTON (72)               Trustee        Since 1992       140                        Director, Bar-S Foods (meat
 500 East Broward Blvd.                                                                         packing company).
 Suite 2100
 Fort Lauderdale, FL 33394-3091
-------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
 Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
-------------------------------------------------------------------------------------------------------------------------------
 FRANK J. CROTHERS (60)              Trustee        Since 1999       21                         None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091
-------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman, Island Corporate Holdings Ltd. (Vice Chairman 1996-2003); Vice Chairman, Caribbean Utilities Co. Ltd.;
 Director and President, Provo Power Company Ltd.; Director, Caribbean Electric Utility Services Corporation (Chairman
 until 2002); director of various other business and nonprofit organizations; and FORMERLY, Chairman, Atlantic Equipment
 & Power Ltd. (1977-2003).
-------------------------------------------------------------------------------------------------------------------------------
 S. JOSEPH FORTUNATO (72)            Trustee        Since 1992       141                        None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091
-------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch.
-------------------------------------------------------------------------------------------------------------------------------
 EDITH E. HOLIDAY (52)               Trustee        Since 1996       96                         Director, Amerada Hess
 500 East Broward Blvd.                                                                         Corporation (exploration and
 Suite 2100                                                                                     refining of oil and gas); H.J.
 Fort Lauderdale, FL 33394-3091                                                                 Heinz Company (processed foods
                                                                                                and allied products); RTI
                                                                                                International Metals, Inc.
                                                                                                (manufacture and distribution
                                                                                                of titanium); and Canadian
                                                                                                National Railway (railroad).
-------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and
 Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to
 the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
-------------------------------------------------------------------------------------------------------------------------------

30 |  Annual Report

--------------------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF PORTFOLIOS IN
                                                    LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS               POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
--------------------------------------------------------------------------------------------------------------------------
 GORDON S. MACKLIN (76)              Trustee        Since 1993       140                        Director, White Mountains
 500 East Broward Blvd.                                                                         Insurance Group, Ltd.
 Suite 2100                                                                                     (holding company); Martek
 Fort Lauderdale, FL 33394-3091                                                                 Biosciences Corporation;
                                                                                                MedImmune, Inc.
                                                                                                (biotechnology); and
                                                                                                Overstock.com (Internet
                                                                                                services); and FORMERLY,
                                                                                                Director, MCI
                                                                                                Communication Corporation
                                                                                                (subsequently known as MCI
                                                                                                WorldCom, Inc. and
                                                                                                WorldCom, Inc.)
                                                                                                (communications services)
                                                                                                (1988-2002) and Spacehab,
                                                                                                Inc. (aerospace services)
                                                                                                (1994-2003).
--------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation
 (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National
 Association of Securities Dealers, Inc. (1970-1987).
--------------------------------------------------------------------------------------------------------------------------
 FRED R. MILLSAPS (75)               Trustee        Since 1990       28                         None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091
--------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various business and nonprofit organizations; manager of personal investments (1978-present); and FORMERLY,
 Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice President, Florida Power and
 Light (1965-1969); and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
--------------------------------------------------------------------------------------------------------------------------
 FRANK A. OLSON (72)                 Trustee        Since 2003       21                         Director, Becton,
 500 East Broward Blvd.                                                                         Dickinson and Co. (medical
 Suite 2100                                                                                     technology); White
 Fort Lauderdale, FL 33394-3091                                                                 Mountains Insurance Group
                                                                                                Ltd. (holding company);
                                                                                                and Amerada Hess
                                                                                                Corporation (exploration
                                                                                                and refining of oil and
                                                                                                gas).
--------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman of the Board, The Hertz Corporation (car rental) (since 1980) (Chief Executive Officer 1977-1999); and FORMERLY,
 Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
--------------------------------------------------------------------------------------------------------------------------
 CONSTANTINE D. TSERETOPOULOS (50)   Trustee        Since 1999       21                         None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091
--------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
 University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).
--------------------------------------------------------------------------------------------------------------------------

                                                              Annual Report | 31

INTERESTED BOARD MEMBERS AND OFFICERS

--------------------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF PORTFOLIOS IN
                                                    LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS               POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
--------------------------------------------------------------------------------------------------------------------------
 **NICHOLAS F. BRADY (74)            Trustee        Since 1993       21                         Director, Amerada Hess
 500 East Broward Blvd.                                                                         Corporation (exploration
 Suite 2100                                                                                     and refining of oil and
 Fort Lauderdale, FL 33394-3091                                                                 gas); and C2, Inc.
                                                                                                (operating and investment
                                                                                                business); and FORMERLY,
                                                                                                Director, H.J. Heinz
                                                                                                Company (processed foods
                                                                                                and allied
                                                                                                products)(1987-1988;
                                                                                                1993-2003).
--------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman, Darby Overseas Investments, Ltd., Darby Emerging Markets Investments LDC and Darby Technology Ventures Group,
 LLC (investment firms) (1994-present); Director, Templeton Capital Advisors Ltd. and Franklin Templeton Investment
 Fund; and FORMERLY, Chairman, Templeton Emerging Markets Investment Trust PLC (until 2003), Secretary of the United
 States Department of the Treasury (1988-1993); Chairman of the Board, Dillon, Read & Co., Inc. (investment banking)
 (until 1988); and U.S. Senator, New Jersey (April 1982-December 1982).
--------------------------------------------------------------------------------------------------------------------------
 HARMON E. BURNS (59)                Trustee and    Trustee since    36                         None
 One Franklin Parkway                Vice President 1992 and
 San Mateo, CA 94403-1906                           Vice President
                                                    since 1996
--------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
 Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment
 Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------------------------
 **CHARLES B. JOHNSON (71)           Trustee,       Trustee and      140                        None
 One Franklin Parkway                Chairman of    Chairman of the
 San Mateo, CA 94403-1906            the Board and  Board since 1995
                                     Vice President and Vice
                                                    President since
                                                    1992
--------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin
 Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin
 Templeton Investments.
--------------------------------------------------------------------------------------------------------------------------
 JAMES M. DAVIS (52)                 Chief          Since July 2004  Not Applicable             None
 One Franklin Parkway                Compliance
 San Mateo, CA 94403-1906            Officer
--------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 51 of the investment companies in Franklin Templeton Investments; Director, Global Compliance, Franklin
 Resources, Inc.; and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
--------------------------------------------------------------------------------------------------------------------------

32 |  Annual Report

--------------------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF PORTFOLIOS IN
                                                    LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS               POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
--------------------------------------------------------------------------------------------------------------------------
 JEFFREY A. EVERETT (40)             Vice President Since 2001       Not Applicable             None
 PO Box N-7759
 Lyford Cay, Nassau, Bahamas
--------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President and Director, Templeton Global Advisors Limited; officer of 15 of the investment companies in Franklin Templeton
 Investments; and FORMERLY, Investment Officer, First Pennsylvania Investment Research (until 1989).
--------------------------------------------------------------------------------------------------------------------------
 MARTIN L. FLANAGAN (44)             Vice President Since 1989       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906
--------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer,
 Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.;
 Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin
 Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor
 Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and
 officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of
 49 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------------------------
 JIMMY D. GAMBILL (57)               Senior Vice    Since 2002       Not Applicable             None
 500 East Broward Blvd.              President and
 Suite 2100                          Chief
 Fort Lauderdale, FL 33394-3091      Executive
                                     Officer -
                                     Finance and
                                     Administration
--------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------------------------
 DAVID P. GOSS (57)                  Vice President Since 2000       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906
--------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources,
 Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive
 Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
--------------------------------------------------------------------------------------------------------------------------

                                                              Annual Report | 33

--------------------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF PORTFOLIOS IN
                                                    LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS               POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
--------------------------------------------------------------------------------------------------------------------------
 BARBARA J. GREEN (56)               Vice President Vice President   Not Applicable             None
 One Franklin Parkway                and Secretary  since 2000
 San Mateo, CA 94403-1906                           and Secretary
                                                    since 1996
--------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President,
 Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment
 Advisory Services, Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin
 Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton
 Investment Counsel, LLC, and Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and
 FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman,
 Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995);
 Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
--------------------------------------------------------------------------------------------------------------------------
 RUPERT H. JOHNSON, JR. (64)         Vice President Since 1996       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906
--------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
 Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services,
 Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin
 Templeton Investments.
--------------------------------------------------------------------------------------------------------------------------
 JOHN R. KAY (64)                    Vice President Since 1994       Not Applicable             None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091
--------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; Senior Vice
 President, Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc.
 and of 35 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President and Controller,
 Keystone Group, Inc.
--------------------------------------------------------------------------------------------------------------------------
 DIOMEDES LOO-TAM (65)               Treasurer      Since March      Not Applicable             None
 One Franklin Parkway                               2004
 San Mateo, CA 94403-1906
--------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 15 of the investment companies in Franklin Templeton Investments; Consultant, MyVest Corporation (software development company and investment advisory services); and FORMERLY, Director and member of Audit and Valuation Committees,
 Runkel Funds, Inc. (2002-2003); Treasurer/Controller of most of the investment companies in Franklin Templeton Investments
 (1985-2000); and Senior Vice President, Franklin Templeton Services, LLC (1997-2000).
--------------------------------------------------------------------------------------------------------------------------

34 |  Annual Report

--------------------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF PORTFOLIOS IN
                                                    LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS               POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
--------------------------------------------------------------------------------------------------------------------------
 MICHAEL O. MAGDOL (67)              Vice President Since 2002       Not Applicable             Director, FTI Banque, Arch
 600 Fifth Avenue                    - AML                                                      Chemicals, Inc. and
 Rockefeller Center                  Compliance                                                 Lingnan Foundation
 New York, NY 10020-2302
--------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin
 Templeton Investments.
--------------------------------------------------------------------------------------------------------------------------
 MARK MOBIUS (68)                    President      President since  Not Applicable             None
 17th Floor, The Chater House        and Chief      1987 and Chief
 8 Connaught Road                    Executive      Executive Officer -
 Central Hong Kong                   Officer -      Investment
                                     Investment     Management
                                     Management     since 2002
--------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Portfolio Manager of various Templeton advisory affiliates; Managing Director, Templeton Asset Management Ltd.; Executive Vice
 President and Director, Templeton Global Advisors Limited; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments; and
 FORMERLY, President, International Investment Trust Company Limited (investment manager of Taiwan R.O.C. Fund) (1986-1987);
 and Director, Vickers da Costa, Hong Kong (1983-1986).
--------------------------------------------------------------------------------------------------------------------------
 MURRAY L. SIMPSON (67)              Vice President Since 2000       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906
--------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton
 Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia)
 Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
--------------------------------------------------------------------------------------------------------------------------

                                                              Annual Report | 35

--------------------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF PORTFOLIOS IN
                                                    LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS               POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
--------------------------------------------------------------------------------------------------------------------------
 GALEN G. VETTER (52)                Chief FinancialSince May 2004   Not Applicable             None
 500 East Broward Blvd.              Officer and
 Suite  2100                         Chief
 Fort Lauderdale, FL 33394-3091      Accounting
                                     Officer
--------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 51 of the investment companies in Franklin Templeton Investments; Senior Vice President, Franklin Templeton
 Services, LLC; and FORMERLY, Managing Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP.
--------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

** Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's adviser and distributor. Harmon E. Burns is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director of Resources. Nicholas F. Brady is considered to be an interested person of the Fund under the federal securities laws due to his ownership interest in a subsidiary of Resources, as well as his director positions with such company and certain other related companies. Note: Charles
B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF FRED R. MILLSAPS AND FRANK A. OLSON AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MESSRS. MILLSAPS AND OLSON QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MR. MILLSAPS WHO IS CURRENTLY A DIRECTOR OF VARIOUS BUSINESS AND NONPROFIT ORGANIZATIONS, HAS SERVED AS A MEMBER AND CHAIRMAN OF THE FUND AUDIT COMMITTEE SINCE 1991 AND WAS FORMERLY CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF LANDMARK BANKING CORPORATION AND FINANCIAL VICE PRESIDENT OF FLORIDA POWER AND LIGHT. MR. OLSON WHO CURRENTLY SERVES AS CHAIRMAN OF THE BOARD OF THE HERTZ CORPORATION AND WAS ITS CHIEF EXECUTIVE OFFICER FROM 1977 TO 1999; IS A DIRECTOR AND AUDIT COMMITTEE MEMBER OF AMERADA HESS CORPORATION AND WHITE MOUNTAINS INSURANCE GROUP, LTD. AND A FORMER PRESIDENT AND CHIEF EXECUTIVE OFFICER OF UNITED AIRLINES. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. MILLSAPS AND MR. OLSON HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MESSRS. MILLSAPS AND OLSON ARE INDEPENDENT TRUSTEES AS THAT TERM IS DEFINED UNDER THE APPLICABLE STOCK EXCHANGE RULES AND SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

36 |  Annual Report

Templeton Emerging Markets Fund

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the Securities and Exchange Commission's website at sec.gov and reflect the 12-month period beginning July 1, 2003, and ending June 30, 2004.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

CERTIFICATIONS

The Fund's Chief Executive Officer - Finance and Administration is required by the New York Stock Exchange's Listing Standards to file annually with the Exchange a certification that he is not aware of any violation by the Fund of the Exchange's Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund's Chief Executive Officer - Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the SEC to provide certain certifications with respect to the Fund's Form N-CSR and Form N-CSRS (which includes the Fund's annual and semi-annual reports to shareholders) that are filed semi-annually with the SEC. The Fund has filed such certifications with its Form N-CSRS for the six months ended February 29, 2004. Additionally, the Fund expects to file, on or before October 29, 2004, such certifications with its Form N-CSR for the year ended August 31, 2004.

                                                              Annual Report | 37

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

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

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

Literature Request

TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small Cap Growth Fund II 1
Franklin Small-Mid Cap Growth Fund

VALUE
Franklin Balance Sheet
  Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund 4

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds
  Allocation Fund
Franklin Templeton Perspectives
  Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Federal Money Fund 5, 6
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust 3
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund 5, 7
Franklin Money Fund 5, 6
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 5
Templeton Global Bond Fund

TAX-FREE INCOME 8
NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 9
Tax-Exempt Money Fund 5, 6

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California 10
Colorado
Connecticut
Florida 10
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 9
Michigan 9
Minnesota 9
Missouri
New Jersey
New York 10
North Carolina
Ohio 9
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance
  Products Trust 11

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. Upon reaching approximately $350 million in assets, the fund intends to close to all investors.

5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

6. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

7. Formerly Franklin Short-Intermediate U.S. Government Securities Fund. Effective 9/1/04, the fund's name changed; its investment goal and strategy remained the same.

8. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

9. Portfolio of insured municipal securities.

10. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

11. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

09/04                                              Not part of the annual report

                                 [LOGO OMITTED]
                            FRANKLIN(R) TEMPLETON(R)
                                  INVESTMENTS
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, FL  33733-8030



ANNUAL REPORT
TEMPLETON EMERGING
MARKETS FUND

INVESTMENT MANAGER
Templeton Asset Management Ltd.

TRANSFER AGENT
Mellon Investor Services LLC
P.O. Box 3315
South Hackensack, NJ 07606-1915
Toll free number: 1-800/416-5585
Hearing Impaired phone number: 1-800/231-5469
Foreign Shareholders phone number: 201/329-8660 www.melloninvestor.com

FUND INFORMATION
1-800/342-5236



Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

TLEMF A2004 10/04




ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 11(a), the registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are Fred R. Millsaps and Frank A. Olson, they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $6,052 the fiscal year ended August 31, 2004 and $20,912 for the fiscal year ended August 31, 2003.

(b) Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of the their financial statements were $45,000 for the fiscal year ended August 31, 2004 and $3,614 for the fiscal year ended August 31, 2003. The services for which these fees were paid included attestation services.

(c) Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $100 for the fiscal year ended August 31, 2004 and $0 for the fiscal year ended August 31, 2003. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $99,985 for the fiscal year ended August 31, 2004 and $876 for the fiscal year ended August 31, 2003. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were pre-approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $145,085 for the fiscal year ended August 31, 2004 and $4,490 for the fiscal year ended August 31, 2003.

(h) No disclosures are required by this Item 4(h).


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Members of the Audit Committee are:  Fred R. Millsaps, Frank J. Crothers, Frank
A. Olson and Constantine D. Tseretopoulos.


ITEM 6. SCHEDULE OF INVESTMENTS.        N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Templeton Asset Management Limited in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. All conflicts are resolved in the interests of the manager's clients. In situations where the manager perceives a material conflict of interest, the manager may: disclose the conflict to the Fund's board of trustees; defer to the voting recommendation of the Fund's board of trustees, ISS, Glass Lewis or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund and its shareholders.


The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.


RATIFICATION OF AUDITORS. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT & DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. The manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies on-line at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available on-line at franklintempleton.com and posted on the SEC website at WWW.SEC.GOV and reflect the twelve-month period beginning July 1, 2003, and ending June 30, 2004.


ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANIES AND AFFILIATED PURCHASES.            N/A


ITEM 9. SUBMISSION OF MATTERS OF A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.


ITEM 10. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 11. EXHIBITS

(a) Code of Ethics

(b)(1) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b)(2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON EMERGING MARKETS FUND

By /s/JIMMY D. GAMBILL
Chief Executive Officer - Finance and Administration
Date  October 29, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
Chief Executive Officer - Finance and Administration
Date  October 29, 2004


By /s/GALEN G. VETTER
Chief Financial Officer
Date  October 29, 2004